UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):January 13. 2022

Giga-tronics Incorporated
(Exact Name of Registrant as Specified in Charter)

California	0-12719	94-2656341
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5990 Gleason Drive, Dublin, CA	94568
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (925) 328-4650

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No par value	GIGA	OTCQB Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01  Regulation FD Disclosure.

Giga-tronics Incorporated (“Giga-tronics” or the “Company”) will host a conference call and webcast on Thursday, January 13, at 4:30 p.m. ET to discuss its Share Exchange Agreement with BitNile Holdings, Inc. (“BitNile”) and Gresham Worldwide, Inc. (“Gresham”), which was announced on December 28, 2021. The transaction combines the Company, a producer of RADAR and Electronic Warfare threat emulation systems and RF filters, with Gresham, a global provider of proprietary, purpose-built electronic solutions to militaries and leading defense companies around the world in the areas of RF devices, power electronics, automated test and missile launch.

To access the live webcast and slide presentation, please use the following link: https://www.webcaster4.com/Webcast/Page/2829/44253. To access the conference call by phone, dial (888) 506-0062 (domestic), or (973) 528-0011 (international) and use access code: 529487.

A replay of the conference call will be available until Thursday, January 27, 2022. To access the replay via phone, dial (877) 481-4010 (domestic) or (919) 882-2331 (international) and provide the replay passcode: 44253.

Attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference is the presentation that the Company will use during the conference call.

The information in this Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement and definitive proxy statement or consent solicitation statement. THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT OR CONSENT SOLICITATION MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Shareholders of the Company will be able to obtain a free copy of these documents, when they become available, at the website maintained by the SEC at www.sec.gov or at www.gigatronics.com.

Additionally, the Company will file other relevant materials in connection with the Company’s proposed acquisition of Gresham pursuant to the terms of the Share Exchange Agreement by and among the Company, BitNile and Gresham. The Company and its directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies or consents of the Company’s shareholders in connection with the proposed acquisition. Shareholders of the Company may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the Company’s most recent Annual Report on Form 10-K, which was filed with the SEC on June 25, 2021 and the amendment thereto, which was filed with the SEC on July 26, 2021. These documents are available free of charge at the SEC’s website at www.sec.gov or by going to the Company’s website at www.gigatronics.com. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s shareholders.

Forward-Looking Statements

This report contains “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties, including those related the expected benefits of the proposed transactions; statements concerning future operating results, revenues, growth, production or market share; any other statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. A number of important factors and uncertainties could cause actual results or events to differ materially from those described in these forward-looking statements, including without limitation: the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the Share Exchange Agreement by the Company’s shareholders; the occurrence of any event, change or other circumstance that could give rise to the termination of the Share Exchange Agreement; the outcome of any legal proceedings that may be instituted against the Company related to the Share Exchange Agreement or the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transactions; the occurrence of a Company Material Adverse Effect (as defined in the Share Exchange Agreement); and other risks that are described in the reports of the Company filed the SEC, including but not limited to the risks described in the Company’s Annual Report on Form 10-K for its fiscal year ended March 27, 2021, and that are otherwise described or updated from time to time in other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any of them publicly in light of new information or future events, except as otherwise required by law. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors. More information, including potential risk factors, that could affect the Company’s business and financial results are included in the Company’s filings with the SEC, including, but not limited to, the Company’s Forms 10-K, 10-Q, and 8-K. All filings are available at www.sec.gov and on the Company’s website at and www.gigatronics.com.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Presentation for January 13, 2022 Investor Call
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2022	GIGA-TRONICS INCORPORATED

	By:	/s/ Lutz P. Henckels
Lutz P. Henckels
Executive Vice President, Chief Financial Officer and
Chief Operating Officer